UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 10, 2005

SUNSET BRANDS, INC.
(Exact Name of Registrant as Specified in Its Charter)

NEVADA
(State or Other Jurisdiction of Incorporation)

000-51162	91-2007330
(Commission File Number)	(IRS Employer Identification No.)

10990 Wilshire Boulevard, Suite 1220, Los Angeles, CA	90024
(Address of Principal Executive Offices)	(Zip Code)

(310) 478-4600
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

Acquisition Agreement and Plan of Merger

As of November 10, 2005 (the "Effective Date"), Sunset Brands, Inc. (the "Company") entered into an Amended and Restated Acquisition Agreement and Plan of Merger (the "Merger Agreement") by and among the Company, IBF Fund Liquidating LLC, a Delaware limited liability company ("IBF"), U.S. Mills, Inc., a Delaware corporation ("USM"), and USM Acquisition Sub, Inc. (the "Merger Sub"), a newly formed Delaware corporation that, prior to the merger, was a wholly-owned subsidiary of the Company.

Pursuant to the terms of the Merger Agreement, on the Effective Date, the Merger Sub merged with an into USM, with USM continuing as the surviving corporation, and a wholly-owned subsidiary of the Company (the "Merger").

On the Effective Date and as a result of the Merger, the outstanding shares of the capital stock of USM were cancelled and IBF, as the holder of the outstanding capital stock of USM, received, in the aggregate, the following consideration (the "Merger Consideration"): (i) $5,000,000 in cash (in addition to $1,000,000 in cash that USM received on May 19, 2005 from the Company) of which $4,851,000 was used to repay USM's outstanding indebtedness for borrowed money including debt to IBF and its affiliates, (ii) a number of shares of the Company's Series B Preferred Stock (the "Series B Shares") as are exercisable into 5,357,142 shares of the Company's common stock at an initial conversion price of $0.56 per share with warrants to purchase an additional 4,200,000 shares of the Company's common stock at $.70 per share, such Series B Shares being subject to a three-year lock-up (iii) a Senior Subordinated Note in the original principal amount of $1,000,000 from the Company to IBF, (iv) a Subordinated Note in the original principal amount of $5,000,000 from the Company to IBF, and (v) a 12% Secured Convertible Debenture in the original principal amount of $5,000,000 with warrants to purchase the Company's common stock. The Merger Agreement provided that the Series B Shares issued to IBF have an aggregate liquidation value of no less than $3,000,000.

Pursuant to a working capital adjustment to the Merger Consideration, the number of shares of Series B Preferred Stock issued at closing to IBF were adjusted by 6,430 shares which shares, along with $300,000 in cash, were placed into escrow pending a final closing balance sheet and working capital adjustment being forwarded to the escrow agent along with appropriate instructions from the Company and IBF. In connection with the closing of the Merger, Sunset contributed $312,000 in cash as additional equity into USM.

Also in connection with the closing of the Merger, Sunset Holdings International, Ltd. ("Holdings"), a controlling shareholder of the Company, acquired from Capital Source Finance LLC a non-voting, subordinated, last-out participation interest (the "Participation Purchase") in the Term Loan (as defined in the Loan Agreement), subject to the terms and conditions of the Last-Out Participation Agreement by and between Capital Source Finance LLC and Holdings, dated as of the date hereof (the "Participation Agreement"), for a total purchase price of $1,500,000 (the "Participation Purchase Payment").

USM and the Company have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants by USM (i) to conduct its businesses in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and consummation of the Merger, and (ii) not to engage in certain kinds of transactions during such period. In addition, USM made certain additional customary covenants, including among others, covenants not to: (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions concerning or provide confidential information in connection with alternative business combination transactions.

In connection with the notes issued pursuant to the Merger Agreement, the Company and USM entered into a Security Agreement and a Junior Security Agreement which mirror in all significant respects, but are subordinate to, the Credit Agreement (as defined below).

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

Revolving Credit, Term Loan, and Security Agreement

On November 10, 2005, the Company, as guarantor, entered into a Revolving Credit, Term Loan, and Security Agreement (the "Credit Agreement") with Capital Source Finance LLC, a Delaware limited liability company, as lender, and USM, the Company's wholly-owned subsidiary, as borrower. Pursuant to the Credit Agreement, the Lender agreed to make available to USM a revolving credit facility in the maximum principal amount of $3,000,000 and a term loan in the maximum principal amount of $3,500,000. The collateral for the payment of all amounts due under the Credit Agreement consists of substantially all of the assets of USM. A significant portion of the proceeds of the Credit Agreement were used to refinance the obligations and indebtedness of USM in connection with the Merger discussed above. The Credit Agreement terminates and all amounts outstanding thereunder shall be due and payable in full three years from November 10, 2005. Upon the occurrence of an event of default under the Credit Agreement, the Company may become directly liable for USM's obligations under the Credit Agreement.

In connection with the closing of the Merger discussed above, Sunset Holdings International, Ltd. ("Holdings"), a controlling shareholder of the Company acquired from Capital Source Finance LLC a non-voting, subordinated, last-out participation interest (the "Participation Purchase") in the term loan, subject to the terms and conditions of a Last-Out Participation Agreement by and between Capital Source Finance LLC and Holdings, dated as of the Effective Date for a total purchase price of $1,500,000.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, which is filed as Exhibit 10.2 hereto, and is incorporated into this report by reference.

Item 2.01     Completion of Acquisition or Disposition of Assets

On November 10, 2005, the Company completed the acquisition of USM. See Item 1.01 above for a description of the terms of the acquisition.

Item 2.03     Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01 above for a description of the Company's obligation as guarantor under the Credit Agreement.

Item 3.02     Unregistered Sales of Equity Securities

See Item 1.01 above for a description of certain unregistered sales of equity securities that occurred in connection with the acquisition of USM.

Item 9.01 Financial Statements and Exhibits

          (c)       Exhibits

                    2.1 Amended and Restated Acquisition Agreement and Plan of Merger by and among Sunset Brands, Inc., IBF Fund Liquidating LLC, , U.S. Mills. Inc., and USM Acquisition Sub, Inc., dated November 10, 2005.

                    4.1 Form of Preferred Stock Certificate

                    4.2 Certificate of Designation

                    4.3 Warrant to Purchase Common Stock

                    4.4 Warrant to Purchase Shares of Common Stock

                    4.5 12% Secured Convertible Debenture

                    10.1 Revolving Credit, Term Loan and Security Agreement between U.S. Mills, Inc., Sunset Brands, Inc. and Capital Source Finance LLC, dated November 10, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNSET BRANDS, INC.

Date: November 17, 2005                                                                 By: /s/ Todd Sanders
                                                                                                                Name: Todd Sanders
                                                                                                                Title: CEO and President

EXHIBIT INDEX
Exhibit Number	Description
2.1	Amended and Restated Acquisition Agreement and Plan of Merger by and among Sunset Brands, Inc., IBF Fund Liquidating LLC, U.S. Mills. Inc., and USM Acquisition Sub, Inc., dated November 10, 2005.
4.1	Form of Preferred Stock Certificate
4.2	Certificate of Designation
4.3	Warrant to Purchase Common Stock
4.4	Warrant to Purchase Shares of Common Stock
4.5	12% Secured Convertible Debenture
10.1	Revolving Credit, Term Loan and Security Agreement between U.S. Mills, Inc., Sunset Brands, Inc. and Capital Source Finance LLC, dated November 10, 2005.